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                                                                       Exhibit 5

                             JOINT FILING AGREEMENT

     The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, without par value, of Kafus Environmental Industries, Ltd. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     EXECUTED as of January 12, 1999.

                              SUNDANCE ASSETS, L.P.

                              By:   Ponderosa Assets, L.P.
                                    its general partner

                              By: Enron Ponderosa Management Holdings, Inc. its general partner

                                    By:   /s/ Peggy B. Menchaca
                                          ______________________________
                                    Name:  Peggy B. Menchaca
                                    Title: Vice President and Secretary

                              ENRON CAPITAL & TRADE RESOURCES CORP.

                              By:    /s/ Peggy B. Menchaca
                                     _____________________________________
                              Name:  Peggy B. Menchaca
                              Title: Vice President and Secretary

                              ENRON CORP.

                              By:    /s/ Peggy B. Menchaca
                                     _____________________________________

                              Name:  Peggy B. Menchaca
                              Title: Vice President and Secretary